                                                                     EXHIBIT 2.3

The following schedules and exhibits have been omitted from the LLC Interest Contribution Agreement attached to this registration statement as Addendum A to the Prospectus/Proxy Statement and incorporated herein by reference:

                                    SCHEDULES


Number                                        Title
------                                        -----
Schedule 3.2                         Consents and Approvals
Schedule 4.3                         Jurisdictions
Schedule 4.4                         Licenses, Permits and Qualifications
Schedule 4.5                         Capital Stock
Schedule 4.8                         Financial Statements
Schedule 4.12                        Accounts Receivable
Schedule 4.13                        Absence of Certain Charges
Schedule 4.14                        Real Property
Schedule 4.15                        Assets
Schedule 4.16                        Personal Property
Schedule 4.17(a)                     Intellectual Property
Schedule 4.17(b)                     Intellectual Property Exceptions
Schedule 4.18                        Labor and Employment Agreements
Schedule 4.19(a)                     Benefit Plans
Schedule 4.19(b)                     Material Changes to Benefit Plans
Schedule 4.19(j)                     Benefit Plan Exceptions
Schedule 4.20(a)                     Material Contracts
Schedule 4.20(d)                     Contracts with Distributors, Suppliers and Agents
Schedule 4.22                        Transactions with Affiliates
Schedule 4.23                        Compliance with Laws
Schedule 4.24                        Taxes
Schedule 4.24(r)                     Schedule of Tax Accruals
Schedule 4.25                        Insurance
Schedule 4.26                        Powers of Attorney or Suretyships
Schedule 4.27                        Litigation
Schedule 4.28                        Banking Facilities
Schedule 4.29                        Environmental Liabilities
Schedule 4.31                        Business Licenses
Schedule 6.4                         Exceptions to SEC Reports


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
                                    EXHIBITS


Number                               Title
------                               -----
Exhibit A                            Securities Act Legend
Exhibit B                            Form of Opinion of Contributor's Counsel
Exhibit D                            Form of Agreement and Plan of Merger and Reorganization
Exhibit E                            Form of Opinion of Newriders' and Newco #1's counsel
Exhibit F                            Form of Prather Employment Agreement

The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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